UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2013

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York 10043

(Address of principal executive offices) (Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.

Current Report on Form 8-K

Item 8.01	Other Events.

Notice filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuance by Citigroup Inc. in the first quarter of 2013 made pursuant to Regulation S under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number
99.1	Rule 135c Notice relating to Citigroup’s EUR 1,250,000,000 4.00% notes due November 2015.

99.2	Rule 135c Notice relating to Citigroup’s AUD 250,000,000 4.75% notes due February 2018.

99.3	Rule 135c Notice relating to Citigroup’s AUD 250,000,000 floating rate notes due February 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2013	CITIGROUP INC.

	By:	/s/ Michael J. Tarpley
	Name:	Michael J. Tarpley
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s EUR 1,250,000,000 4.00% notes due November 2015.

99.2	Rule 135c Notice relating to Citigroup’s AUD 250,000,000 4.75% notes due February 2018.

99.3	Rule 135c Notice relating to Citigroup’s AUD 250,000,000 floating rate notes due February 2018.